SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2008
LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of Principal Executive Offices)	(Zip Code)
(212) 692-7200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     Forward-Looking Statements
This Current Report on Form 8-K (this “Current Report”) contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington Realty Trust’s or The Lexington Master Limited Partnership’s control which may cause actual results, performance or achievements of Lexington Realty Trust and/or The Lexington Master Limited Partnership to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in each of Lexington Realty Trust’s and The Lexington Master Limited Partnership’s periodic reports filed with the Securities and Exchange Commission (the “SEC”). Copies of the periodic reports Lexington Realty Trust and The Lexington Master Limited Partnership file with the SEC are available on Lexington Realty Trust’s website at www.lxp.com and may be obtained free of charge by contacting Lexington Realty Trust on 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe Lexington Realty Trust’s and The Lexington Master Limited Partnership’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects” or similar expressions. Neither Lexington Realty Trust nor The Lexington Master Limited Partnership undertakes any obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington Realty Trust’s or The Lexington Master Limited Partnership’s expectations will be realized.
Funds From Operations
Lexington Realty Trust believes that Funds from Operations (“FFO”) and FFOs per share are beneficial to management and investors and are important indicators of the performance of any equity REIT. Because FFO and FFO per share calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales or operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful life estimates), they facilitate comparisons of operating performance between periods and between other REITs. Lexington Realty Trust’s management believes that historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictability over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. As a result, management believes that the use of FFO and FFO per share, together with the required GAAP presentations, provide a more complete understanding of Lexington Realty Trust’s performance relative to its competitors and a more informed and appropriate basis on which to make decisions involving operating, financing and investing activities.

FFO and FFO per share as disclosed by other REITs may not be comparable to Lexington Realty Trust’s calculation of FFO and FFO per share as described below. FFO and FFO per share are non-GAAP financial measures and therefore do not represent net income or net income per share as defined by GAAP. Net income and net income per share as defined by GAAP are the most relevant measures in determining Lexington Realty Trust’s operating performance because FFO and FFO per share include adjustments that investors may deem subjective, such as adding back expenses such as depreciation and amortization.
Furthermore, FFO per share does not depict the amount that accrues directly to the stockholders’ benefit. Accordingly, FFO and FFO per share should never be considered as alternatives to net income per share as indicators of our operating performance.
The calculation of FFO as defined by the National Association of Real Estate Investment Trusts is as follows:
-	Net income (loss) computed in accordance with GAAP;

-	Less dividends to holders of preferred stock and less excess of preferred stock redemption cost over carrying value;

-	Plus depreciation and amortization of assets uniquely significant to the real estate industry;

-	Less gains, or plus losses, from sales of depreciable operating properties (but excluding impairment losses) and excluding items that are classified as extraordinary items under GAAP;

-	Plus or minus adjustments for unconsolidated partnerships and joint ventures (to reflect funds from operations on the same basis); and

-	Plus or minus adjustments for depreciation and amortization and gains/ (losses) on sales and minority interest related to discontinued operations.
In calculating FFO, Lexington Realty Trust also adds back minority interest in the income from its operating partnership, which it believes is consistent with standard industry practice for REITs that operate through an UPREIT structure. Lexington Realty Trust believes that it is important to present FFO on an as-converted basis since all of the operating partnership units are redeemable on a one-for-one basis for shares of Lexington Realty Trust’s common shares.
Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Partnership Agreement
On February 20, 2008, Lexington Realty Trust (the “Trust”), through The Lexington Master Limited Partnership (the “Partnership”) and LMLP GP LLC, a wholly-owned subsidiary of the Partnership (“LMLP GP”), entered into the Second Amended and Restated Limited Partnership Agreement of Net Lease Strategic Assets Fund L.P. (the “Co-Investment Program”), dated as of February 20, 2008 (the “Second Amended and Restated Partnership Agreement”), among LMLP GP, as the general partner, the Partnership, as a limited partner, and Inland American (Net Lease) Sub, LLC (“Inland”), a wholly-owned subsidiary of Inland American Real Estate Trust, Inc, as a limited partner, which amends and restates that certain Amended and Restated Limited Partnership Agreement, dated as of November 5, 2007, as amended by Amendment No. 1 thereto dated as of December 20, 2007. The Second Amended and Restated Partnership Agreement (1) provides that the return of ordinary capital contributions for acquired assets, other than the initial assets acquired or under contract for acquisition by the Co-Investment Program from the Trust and its subsidiaries, shall be pari passu; and (2) reduces the number of remaining properties under contract for acquisition by the Co-Investment Program from the Trust and its subsidiaries from 23 to 13, which are as follows:

					Estimated
					Mortgage
					Balance
		Net	Current	Estimated	at
		Rentable	Term	2008 Cash	March
		Square	Lease	Base Rent	31, 2008
Property Location	Tenant/(Guarantor)	Feet	Expiration	(000s)	(000s)

19019 North 59th Avenue Glendale, Arizona	Honeywell, Inc.	252,300	07/15/2011	$2,452	$14,048
8555 South River Parkway Tempe, Arizona	ASM Lithography Holding NV	95,133	06/30/2013	2,242	13,301
10419 North 30th Street Tampa, Florida	Time Customer Service, Inc. (Time, Inc.)	132,981	06/30/2020	1,240	7,911
70 Mechanic Street Foxboro, Massachusetts	Invensys Systems, Inc. (Siebe, Inc.)	251,914	06/30/2014	2,991	11,605
1401 & 1501 Nolan Ryan Pkwy. Arlington, Texas	Siemens Dematic Postal Automation, L.P.	236,547	01/31/2014	2,385	20,825
601 & 701 Experian Pkwy. Allen, Texas	Experian Information Solutions, Inc. (TRW Inc.)	292,700	10/15/2010	3,624	30,582
1200 Jupiter Road Garland, Texas (1)	Raytheon Company	278,759	05/31/2011	1,506	—
2529 West Thorne Drive Houston, Texas	Baker Hughes, Inc.	65,500	09/27/2015	810	6,121
11555 University Blvd. Sugar Land, Texas	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	72,683	11/30/2020	1,114	9,706
6938 Elm Valley Drive Kalamazoo, Michigan	Dana Corporation	150,945	10/25/2021	1,843	17,200

					Estimated
					Mortgage
					Balance
		Net	Current	Estimated	at
		Rentable	Term	2008 Cash	March
		Square	Lease	Base Rent	31, 2008
Property Location	Tenant/(Guarantor)	Feet	Expiration	(000s)	(000s)

904 Industrial Road Marshall, Michigan	Tenneco Automotive Operating Company, Inc. (Tenneco Automotive, Inc.)	195,640	08/17/2010	619	—
120 S.E. Parkway Drive Franklin, Tennessee	United Technologies Corp.	289,330	12/31/2013	1,474	—
9220 Grogans Mill Road The Woodlands, Texas (1)	Baker Hughes, Inc.	275,750	09/27/2015	2,934	21,545
	Total	2,590,182		$25,234	$152,844

(1)	The Partnership currently owns a 59.4% interest in the Garland, Texas asset and is only obligated to contribute such asset and The Woodlands, Texas asset if the Partnership acquires a 100% interest in the Garland, Texas asset. Estimated 2008 cash base rent shown for the Garland, Texas asset assumes acquisition of 100% interest. Neither the Trust nor the Partnership can provide any assurance that the Partnership will acquire a 100% interest in the Garland, Texas asset and subsequently contribute this asset to the Co-Investment Program.
The acquisition of each of the remaining 13 assets by the Co-Investment Program is subject to satisfaction of conditions precedent to closing, including obtaining lender consents, obtaining certain consents and waivers, the continuing financial solvency of the tenants, and certain other customary conditions. Accordingly, neither the Trust nor the Partnership can provide any assurance that the acquisition by the Co-Investment Program will be completed.
The foregoing description is qualified in its entirety by reference to the Second Amended and Restated Partnership Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Amendments to Contribution Agreement and Purchase Agreement
On February 20, 2008, the Partnership and the Co-Investment Program entered into amendments (the “Amendments to the Purchase and Contribution Agreements”) to the Contribution Agreement and the Purchase Agreement, both dated August 10, 2007 and both as amended on December 20, 2007, which govern the acquisition of the remaining 13 assets by the Co-Investment Program from the Trust and its subsidiaries. The Amendments to the Purchase and Contribution Agreements reflect (1) the reduction in the number of remaining properties under contract for acquisition by the Co-Investment Program from the Trust and its subsidiaries from

23 to 13, and (2) a modification to the structure whereby certain assets that were previously to be sold under the Purchase Agreement, are to be contributed under the Contribution Agreement.
The foregoing description is qualified in its entirety by reference to the Amendments to the Purchase and Contribution Agreements, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On February 21, 2008, the Trust issued a press release announcing (1) guidance for Company Funds From Operations for full year 2008 of $1.56 — $1.64 per common share/unit and (2) the declaration of a regular common share/unit dividend/distribution of $0.33 per share/unit payable on April 15, 2008 to shareholders/unitholders of record on March 31, 2008. The quarterly dividend/distribution of $0.33 per share/unit is equivalent to $1.32 per share/unit on an annualized basis.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
10.1	Second Amended and Restated Limited Partnership Agreement, dated as of February 20, 2008, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC

10.2	Amendment No. 2 to Contribution Agreement, dated as of February 20, 2008, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.3	Amendment No. 2 to Purchase and Sale Agreement, dated as of February 20, 2008, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

99.1	Press Release issued February 21, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: February 21, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

The Lexington Master Limited Partnership
	By:	Lex GP-1 Trust, its general partner

Date: February 21, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

10.1	Second Amended and Restated Limited Partnership Agreement, dated as of February 20, 2008, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC

10.2	Amendment No. 2 to Contribution Agreement, dated as of February 20, 2008, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

10.3	Amendment No. 2 to Purchase and Sale Agreement, dated as of February 20, 2008, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.

99.1	Press Release issued February 21, 2008